UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Amendment No. 1

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020 (November 6, 2020)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

923 Incline Way #39, Incline Village, NV 89451
(Address of principal executive offices)

(877) 742-3094
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Explanatory Note

This Amendment No. 1 to Form 8-K is being filed to correct a scrivener’s error to indicate that the Agreement discussed below extends the potential refund date to July 31, 2021, not July 31, 2020.

Item 8.01.	Other Events.

Beijing Yatai Communication Co., Ltd. (China)

On November 6, 2020, Aerkomm Inc. (the “Company”) completed the transfer of ownership of Beijing Yatai Communication Co., Ltd. (China) (“Beijing Yitai”) to Aerkomm Taiwan Inc. (“Aerkomm Taiwan”), a wholly owned subsidiary of the Company. Formerly, Beijing Yatai was a wholly owned subsidiary of Aircom Telecom LLC (Taiwan), a wholly owned subsidiary of Aircom Pacific, Inc. which, in turn, is a wholly owned subsidiary of the Company.

A copy of the Company’s organizational chart reflecting this change in corporate structure is filed herewith as Exhibit 99.1.

Taiwan Land Acquisition

On May 1, 2018, the Company and Aerkomm Taiwan entered into a binding memorandum of understanding with Tsai Ming-Yin (the “Seller”) with respect to the acquisition by Aerkomm Taiwan of a parcel of land located in Taiwan (the “Taiwan Land Parcel”). The Taiwan Land Parcel is expected to be used to build a satellite ground station and data center. On July 10, 2018, the Company, Aerkomm Taiwan and the Seller entered into a definitive real estate sales contract regarding this acquisition. Pursuant to the terms of the contract, and subsequent amendments on July 30, 2018, September 4, 2018, November 2, 2018 and January 3, 2019, the Company had paid to the Seller in installments refundable prepayments of $33,850,000 as of December 31, 2018. On July 2, 2019, the Company paid the remaining purchase price balance of $624,462. Under the terms of the real estate sales contract for the Taiwan Land Parcel, these purchase price payments were no longer refundable as of September 30, 2020. On November 10, 2020, the Company entered into a further contract amendment (the “Amendment”) with the Seller to allow for a refund of the full purchase price of the Taiwan Land Parcel if licenses and approvals needed to transfer land title to Aerkomm Taiwan are not granted by July 31, 2021.

A copy of the Amendment is filed herewith in Chinese along with an English translation as Exhibits 99.2 and 99.3, respectively.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Aerkomm Inc. Organizational Chart
99.2	Amendment No. 5 to Real Estate Sales Contract, dated November 10, 2020, among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Official Document)
99.3	Amendment No. 5 to Real Estate Sales Contract, dated November 10, 2020, among Tsai Ming-Yin, Sunty Development Co., Ltd., Aerkomm Inc. and Aerkomm Taiwan Inc. (Unofficial English Translation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2020	AERKOMM INC.

/s/ Louis Giordimaina
Name: Louis Giordimaina
Title: Chief Executive Officer

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